Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FIRST QUARTER 2022 RESULTS

Houston, Texas

May 4, 2022

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its first quarter ended March 31, 2022.

SEACOR Marine’s consolidated operating revenues from continuing operations for the first quarter of 2022 were $45.6 million, operating loss was $17.1 million, and direct vessel profit (“DVP”)(1) was $6.1 million. This compares to consolidated operating revenues from continuing operations of $36.5 million, operating loss of $16.6 million, and DVP of $10.2 million in the first quarter of 2021.

Notable first quarter items include:

•	Average utilization rates of 70%, the highest for our seasonally low first quarter since 2014.
•	25% improvement in revenues compared to the first quarter of 2021.
•	Increases in drydocking and major repairs of 60% from the fourth quarter of 2021 to prepare fleet for increasing activity levels.

For the first quarter of 2022, net loss from continuing operations was $14.8 million ($0.56 loss per basic and diluted share). This compares to a net loss from continuing operations for the first quarter of 2021 of $16.9 million ($0.67 loss per basic and diluted share). Sequentially, first quarter 2022 results compare to consolidated operating revenues from continuing operations of $48.0 million, operating loss from continuing operations of $14.7 million, and DVP of $12.9 million in the fourth quarter of 2021. For the fourth quarter of 2021, net loss from continuing operations was $15.8 million ($0.62 loss per basic and diluted share).

Chief Executive Officer John Gellert commented:

“Demand for our services remains strong and we expect that our strategy will generate positive operating cash flows as the year progresses. The first quarter results reflect our strategy of preparing and positioning our fleet during the seasonally low months of the year to participate fully in the market up-cycle. As a result, we had a substantial increase in drydocking and repair and maintenance expenses, which resulted in our DVP being down relative to prior quarters since we expense these items as incurred.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels).  DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures.  DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.  See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide.  SEACOR Marine and its joint ventures operate a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provide construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair.  Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements.  Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters.  Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company.  These statements are not guarantees of future performance and actual events or results may differ significantly from these statements.  Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date of the document in which they are made.  The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law.  It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any).  These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended March 31,
	2022	2021
Operating Revenues	$45,591	$36,512
Costs and Expenses:
Operating	39,496	26,307
Administrative and general	9,924	8,611
Lease expense	1,060	1,078
Depreciation and amortization	14,371	14,798
	64,851	50,794
Gains (Losses) on Asset Dispositions and Impairments, Net	2,139	(2,273)
Operating (Loss)	(17,121)	(16,555)
Other Income (Expense):
Interest income	29	986
Interest expense	(6,627)	(8,018)
SEACOR Holdings guarantee fees	—	(7)
Derivative (losses) gains, net	(34)	355
Foreign currency gains (losses), net	821	(466)
	(5,811)	(7,150)
Loss from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(22,932)	(23,705)
Income Tax Benefit	(2,421)	(2,688)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(20,511)	(21,017)
Equity in Earnings Gains of 50% or Less Owned Companies	5,674	4,103
Loss from Continuing Operations	(14,837)	(16,914)
Income on Discontinued Operations, Net of Tax (Includes Gain on the Sale of Windcat Workboats of $22,756)	—	22,925
Net (Loss) Income	(14,837)	6,011
Net Income Attributable to Noncontrolling Interests in Subsidiaries	—	—
Net (Loss) Income Attributable to SEACOR Marine Holdings Inc.	$(14,837)	$6,011

Net Loss Per Common Share from Continuing Operations:
Basic	$(0.56)	$(0.67)
Diluted	(0.56)	(0.67)
Net Earnings Per Share from Discontinued Operations:
Basic	$—	$0.91
Diluted	—	0.91
Net (Loss) Earnings per Share:
Basic	$(0.56)	$0.24
Diluted	$(0.56)	$0.24
Weighted Average Common Stock and Warrants Outstanding:
Basic	26,379,293	25,304,661
Diluted	26,379,293	25,304,661

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
Time Charter Statistics:
Average Rates Per Day	$11,312	$11,376	$12,120	$12,007	$11,323
Fleet Utilization	70%	73%	68%	67%	55%
Fleet Available Days	5,400	5,060	5,108	5,177	5,505
Operating Revenues:
Time charter	$42,741	$42,289	$41,782	$41,474	$34,290
Bareboat charter	618	2,870	—	434	729
Other marine services	2,232	2,808	1,881	891	1,493
	45,591	47,967	43,663	42,799	36,512
Costs and Expenses:
Operating:
Personnel	18,435	17,098	15,051	14,353	13,418
Repairs and maintenance	6,791	6,782	6,536	6,959	3,840
Drydocking	4,973	567	771	2,792	2,217
Insurance and loss reserves	1,186	1,859	2,189	2,661	1,958
Fuel, lubes and supplies	3,729	3,254	3,684	2,893	2,202
Other	4,382	5,476	5,217	2,957	2,672
	39,496	35,036	33,448	32,615	26,307
Direct Vessel Profit (1)	6,095	12,931	10,215	10,184	10,205
Other Costs and Expenses:
Lease expense	1,060	2,664	1,109	1,234	1,078
Administrative and general	9,924	10,742	9,134	9,152	8,611
Depreciation and amortization	14,371	14,198	14,306	14,093	14,798
	25,355	27,604	24,549	24,479	24,487
Gains (Losses) on Asset Dispositions and Impairments, Net	2,139	—	56	22,653	(2,273)
Operating (Loss) Income	(17,121)	(14,673)	(14,278)	8,358	(16,555)
Other Income (Expense):
Interest income	29	57	124	135	986
Interest expense	(6,627)	(6,380)	(6,403)	(7,310)	(8,018)
SEACOR Holdings guarantee fees	—	—	—	—	(7)
Derivative (losses) gains, net	(34)	4	2	30	355
Gain on debt extinguishment	—	—	—	61,994	—
Foreign currency gains (losses), net	821	(357)	245	(657)	(466)
Gain (Loss) from return of investments in 50% or less owned companies and other, net	—	—	9,442	(1)	—
	(5,811)	(6,676)	3,410	54,191	(7,150)
(Loss) Income from Continuing Operations Before Income Tax (Benefit) Expense and Equity in Earnings of 50% or Less Owned Companies	(22,932)	(21,349)	(10,868)	62,549	(23,705)
Income Tax (Benefit) Expense	(2,421)	(1,009)	(725)	15,915	(2,688)
(Loss) Income from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(20,511)	(20,340)	(10,143)	46,634	(21,017)
Equity in Earnings Gains of 50% or Less Owned Companies	5,674	4,494	4,314	2,167	4,103
(Loss) Income from Continuing Operations	(14,837)	(15,846)	(5,829)	48,801	(16,914)
Income on Discontinued Operations, Net of Tax (Includes Gain on the Sale of Windcat Workboats of $22,756)	—	—	—	—	22,925
Net (Loss) Income	(14,837)	(15,846)	(5,829)	48,801	6,011
Net Income Attributable to Noncontrolling Interests in Subsidiaries	—	—	—	1	—
Net (Loss) Income Attributable to SEACOR Marine Holdings Inc.	$(14,837)	$(15,846)	$(5,829)	$48,800	$6,011

Net (Loss) Earnings Per Common Share from Continuing Operations:
Basic	$(0.56)	$(0.62)	$(0.23)	$1.92	$(0.67)
Diluted	(0.56)	(0.62)	(0.23)	1.79	(0.67)
Net Earnings Per Share from Discontinued Operations:
Basic	$—	$—	$—	$—	$0.91
Diluted	—	—	—	—	0.91
Net (Loss) Earnings per Share:
Basic	$(0.56)	$(0.62)	$(0.23)	$1.92	$0.24
Diluted	$(0.56)	$(0.62)	$(0.23)	$1.79	$0.24
Weighted Average Common Stock and Warrants Outstanding:
Basic	26,379	25,520	25,516	25,435	25,305
Diluted	26,379	25,520	25,516	28,345	25,305
Common Shares and Warrants Outstanding at Period End	28,083	27,432	25,864	25,869	25,683

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$15,595	$15,496	$18,702	$17,058	$15,910
Fleet utilization	38%	33%	27%	18%	6%
Fleet available days	1,314	1,043	1,062	1,112	1,518
Out-of-service days for repairs, maintenance and drydockings	205	95	246	137	67
Out-of-service days for cold-stacked status	404	399	469	748	1,270
Operating Revenues:
Time charter	$7,864	$5,290	$5,289	$3,419	$1,489
Bareboat charter	—	386	—	434	729
Other marine services	2,052	1,119	1,215	727	546
	9,916	6,795	6,504	4,580	2,764
Direct Costs and Expenses:
Operating:
Personnel	$4,923	$3,136	$2,428	$1,528	$1,744
Repairs and maintenance	1,101	1,085	1,266	389	654
Drydocking	2,867	191	239	777	875
Insurance and loss reserves	229	720	462	923	527
Fuel, lubes and supplies	662	501	259	245	199
Other	224	200	147	224	77
	10,006	5,833	4,801	4,086	4,076
Direct Vessel (Loss) Profit (1)	$(90)	$962	$1,703	$494	$(1,312)
Other Costs and Expenses:
Lease expense	$287	$633	$621	$703	$664
Depreciation and amortization	4,638	4,325	3,936	3,287	4,164

Africa and Europe, Continuing Operations
Time Charter Statistics:
Average rates per day worked	$10,006	$9,530	$9,551	$11,231	$11,356
Fleet utilization	82%	88%	77%	75%	68%
Fleet available days	1,499	1,411	1,417	1,365	1,356
Out-of-service days for repairs, maintenance and drydockings	163	79	52	65	78
Out-of-service days for cold-stacked status	—	—	29	176	346
Operating Revenues:
Time charter	$12,280	$11,883	$10,446	$11,437	$10,502
Bareboat charter	—	—	—	—	—
Other marine services	(616)	(416)	(429)	(224)	(269)
	11,664	11,467	10,017	11,213	10,233
Direct Costs and Expenses:
Operating:
Personnel	$3,536	$3,283	$3,147	$4,253	$3,220
Repairs and maintenance	1,579	1,846	1,540	2,195	1,191
Drydocking	1,144	144	337	374	304
Insurance and loss reserves	124	245	323	352	433
Fuel, lubes and supplies	1,473	1,019	1,631	887	572
Other	1,828	1,740	1,424	2,072	579
	9,684	8,277	8,402	10,133	6,299
Direct Vessel Profit (1)	$1,980	$3,190	$1,615	$1,080	$3,934
Other Costs and Expenses:
Lease expense	$402	$371	$284	$270	$356
Depreciation and amortization	3,258	2,948	3,296	3,305	3,307

SEACOR MARINE HOLDINGS INC.

 UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$9,882	$9,612	$10,374	$9,292	$9,308
Fleet utilization	77%	81%	73%	81%	73%
Fleet available days	1,800	1,717	1,780	1,820	1,852
Out-of-service days for repairs, maintenance and drydockings	153	38	134	105	115
Out-of-service days for cold-stacked status	90	178	214	116	239
Operating Revenues:
Time charter	$13,660	$13,402	$13,417	$13,752	$12,575
Other marine services	49	50	85	31	360
	13,709	13,452	13,502	13,783	12,935
Direct Costs and Expenses:
Operating:
Personnel	$6,031	$5,756	$5,849	$5,378	$5,208
Repairs and maintenance	1,832	1,382	1,610	2,806	903
Drydocking	962	232	156	1,185	1,066
Insurance and loss reserves	507	611	707	461	702
Fuel, lubes and supplies	1,010	1,042	777	1,081	559
Other	1,627	2,148	2,823	43	1,144
	11,969	11,171	11,922	10,954	9,582
Direct Vessel Profit (1)	$1,740	$2,281	$1,580	$2,829	$3,353
Other Costs and Expenses:
Lease expense	$31	$38	$377	$35	$22
Depreciation and amortization	4,345	4,156	4,456	4,663	4,710

Latin America
Time Charter Statistics:
Average rates per day worked	$13,450	$15,944	$16,240	$17,034	$14,751
Fleet utilization	85%	83%	92%	86%	85%
Fleet available days	787	889	849	880	779
Out-of-service days for repairs, maintenance and drydockings	59	113	58	117	94
Operating Revenues:
Time charter	$8,937	$11,714	$12,630	$12,866	$9,724
Bareboat charter	618	2,484	—	—	—
Other marine services	747	2,055	1,010	357	856
	10,302	16,253	13,640	13,223	10,580
Direct Costs and Expenses:
Operating:
Personnel	$3,945	$4,923	$3,627	$3,194	$3,246
Repairs and maintenance	2,279	2,469	2,120	1,569	1,092
Drydocking	—	—	39	456	(28)
Insurance and loss reserves	326	283	697	925	296
Fuel, lubes and supplies	584	692	1,017	680	872
Other	703	1,388	823	618	872
	7,837	9,755	8,323	7,442	6,350
Direct Vessel Profit (1)	$2,465	$6,498	$5,317	$5,781	$4,230
Other Costs and Expenses:
Lease expense	$340	$1,622	$(173)	$226	$36
'Depreciation and amortization	2,130	2,769	2,618	2,838	2,617

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$8,908	$8,069	$14,346	$11,268	$7,778
Fleet utilization	66%	66%	66%	59%	67%
Fleet available days	540	552	552	546	540
Out-of-service days for repairs, maintenance and drydockings	2	14	61	105	—
Out-of-service days for cold-stacked status	180	92	92	118	180
Operating Revenues:
Time charter	$3,188	$2,926	$5,224	$3,640	$2,801
Other marine services	(160)	(129)	(151)	(157)	(130)
	3,028	2,797	5,073	3,483	2,671
Direct Costs and Expenses:
Operating:
Personnel	$1,136	$1,389	$1,584	$1,513	$984
Repairs and maintenance	293	608	1,044	471	241
Drydocking	(7)	1	(217)	1,322	54
Insurance and loss reserves	(137)	148	193	99	194
Fuel, lubes and supplies	144	321	388	344	139
Other	439	556	408	444	270
	1,868	3,023	3,400	4,193	1,882
Other Costs and Expenses:
Lease expense	$449	$353	$354	$362	$400
Depreciation and amortization	494	495	494	495	494

Fast support
Time Charter Statistics:
Average rates per day worked	$8,621	$8,464	$8,455	$7,962	$7,888
Fleet utilization	80%	79%	70%	71%	61%
Fleet available days	2,160	2,208	2,208	2,100	2,207
Out-of-service days for repairs, maintenance and drydockings	167	137	300	226	182
Out-of-service days for cold-stacked status	90	92	178	314	584
Operating Revenues:
Time charter	$14,900	$14,857	$13,007	$11,827	$10,657
Bareboat charter	—	386	—	434	729
Other marine services	(254)	(380)	(121)	(249)	(218)
	14,646	14,863	12,886	12,012	11,168
Direct Costs and Expenses:
Operating:
Personnel	$5,070	$5,581	$4,588	$4,802	$4,041
Repairs and maintenance	1,800	2,151	2,313	3,618	1,535
Drydocking	1,277	494	965	1,178	1,178
Insurance and loss reserves	260	390	328	507	466
Fuel, lubes and supplies	1,544	1,355	1,390	1,154	726
Other	1,941	2,156	2,021	1,640	1,141
	11,892	12,127	11,605	12,899	9,087
Other Costs and Expenses:
Lease expense	$—	$353	$693	$352	$352
Depreciation and amortization	4,945	4,929	4,929	4,931	5,096

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
Supply
Time Charter Statistics:
Average rates per day worked	$12,188	$11,586	$11,631	$11,921	$12,110
Fleet utilization	72%	79%	77%	80%	63%
Fleet available days	1,800	1,380	1,372	1,274	1,319
Out-of-service days for repairs, maintenance and drydockings	233	117	64	11	105
Out-of-service days for cold-stacked status	—	117	174	91	315
Operating Revenues:
Time charter	$15,823	$12,675	$12,317	$12,179	$10,082
Bareboat charter	618	—	—	—	—
Other marine services	44	410	221	117	346
	16,485	13,085	12,538	12,296	10,428
Direct Costs and Expenses:
Operating:
Personnel	$8,193	$6,141	$4,738	$4,044	$4,158
Repairs and maintenance	3,701	2,191	2,078	2,039	1,135
Drydocking	1,302	—	23	180	110
Insurance and loss reserves	428	280	595	436	474
Fuel, lubes and supplies	1,434	998	1,221	1,034	1,003
Other	1,348	1,957	988	884	880
	16,406	11,567	9,643	8,617	7,760
Other Costs and Expenses:
Lease expense	$291	$—	$—	$—	$—
Depreciation and amortization	3,786	3,155	3,149	2,936	2,977

Specialty
Time Charter Statistics:
Average rates per day worked	$—	$—	$—	$1,571	$1,890
Fleet utilization	—%	—%	—%	92%	100%
Fleet available days	90	92	92	91	90
Out-of-service days for repairs, maintenance and drydockings	—	—	65	8	—
Out-of-service days for cold-stacked status	90	92	—	—	—
Operating Revenues:
Time charter	$—	$—	$—	$131	$170
Other marine services	—	—	—	23	12
	—	—	—	154	182
Direct Costs and Expenses:
Operating:
Personnel	$1	$6	$35	$99	$89
Repairs and maintenance	—	(28)	7	104	8
Drydocking	—	—	—	—	—
Insurance and loss reserves	2	1	3	5	4
Fuel, lubes and supplies	2	2	6	5	8
Other	11	18	28	33	26
	16	(1)	79	246	135
Other Costs and Expenses:
Depreciation and amortization	$—	$—	$—	$—	$—

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
Liftboats
Time Charter Statistics:
Average rates per day worked	$22,416	$23,409	$23,137	$25,334	$26,792
Fleet utilization	49%	61%	55%	46%	29%
Fleet available days	810	828	884	1,167	1,350
Out-of-service days for repairs, maintenance and drydockings	179	58	65	75	67
Out-of-service days for cold-stacked status	134	184	202	517	776
Operating Revenues:
Time charter	$8,830	$11,831	$11,234	$13,697	$10,580
Bareboat charter	—	2,484	—	—	—
Other marine services	1,463	1,121	997	688	797
	10,293	15,436	12,231	14,385	11,377
Direct Costs and Expenses:
Operating:
Personnel	$4,035	$4,068	$4,033	$3,916	$3,806
Repairs and maintenance	1,012	1,859	1,104	716	894
Drydocking	2,401	72	—	112	875
Insurance and loss reserves	1,215	1,070	1,170	1,752	719
Fuel, lubes and supplies	605	589	668	353	320
Other	644	856	1,672	(58)	677
	9,912	8,514	8,647	6,791	7,291
Other Costs and Expenses:
Lease expense	$—	$1,569	$(200)	$205	$12
Depreciation and amortization	4,964	5,171	5,170	5,171	5,659

Other Activity
Operating Revenues:
Other marine services	$1,139	$1,786	$935	$469	$686
	1,139	1,786	935	469	686
Direct Costs and Expenses:
Operating:
Personnel	$—	$(87)	$73	$(21)	$340
Repairs and maintenance	(15)	1	(10)	11	27
Insurance and loss reserves	(582)	(30)	(100)	(138)	101
Fuel, lubes and supplies	—	(11)	11	3	6
Other	(1)	(67)	100	14	(322)
	(598)	(194)	74	(131)	152
Other Costs and Expenses:
Lease expense	$320	$389	$262	$315	$314
Depreciation and amortization	182	448	564	560	572

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
ASSETS
Current Assets:
Cash and cash equivalents	$36,315	$37,619	$42,194	$45,446	$68,409
Restricted cash	3,596	3,601	4,160	5,855	3,352
Receivables:
Trade, net of allowance for credit loss accounts	49,238	55,544	50,343	47,082	42,680
Other	8,799	6,118	13,750	12,152	11,265
Receivables from SEACOR Holdings	—	—	—	—	19,332
Tax receivable	1,238	1,238	101	1,497	1,498
Inventories	1,297	928	476	425	572
Prepaid expenses and other	3,724	3,730	3,851	4,527	2,326
Other current assets	—	—	—	—	423
Assets held for sale	—	—	—	—	—
Total current assets	104,207	108,778	114,875	116,984	149,857
Property and Equipment:
Historical cost	1,006,873	1,025,284	989,910	972,267	1,000,430
Accumulated depreciation	(316,444)	(317,297)	(303,178)	(288,882)	(297,792)
	690,429	707,987	686,732	683,385	702,638
Construction in progress	15,550	15,531	15,577	32,903	32,530
Net property and equipment	705,979	723,518	702,309	716,288	735,168
Right-of-use asset - operating leases	6,238	6,608	4,670	5,469	7,046
Right-of-use asset - finance leases	7,290	100	108	116	121
Investments, at equity, and advances to 50% or less owned companies	76,860	71,727	77,426	77,539	79,000
Other assets	2,057	1,771	2,672	2,781	2,624
Total assets	$902,631	$912,502	$902,060	$919,177	$973,816
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$2,073	$1,986	$1,269	$2,885	$5,139
Current portion of finance lease liabilities	190	33	32	32	46
Current portion of long-term debt	32,708	31,602	28,875	28,419	34,888
Accounts payable and accrued expenses	32,585	28,419	23,578	27,163	21,428
Due to SEACOR Holdings	264	274	276	277	—
Other current liabilities	23,723	22,351	21,109	26,886	29,719
Discontinued operations	—	—	—	—	—
Total current liabilities	91,543	84,665	75,139	85,662	91,220
Long-term operating lease liabilities	4,420	4,885	4,000	4,072	4,778
Long-term finance lease liabilities	7,183	76	84	92	97
Long-term debt	326,264	332,762	321,641	320,823	431,849
Conversion option liability on convertible senior notes	34	—	5	7	37
Deferred income taxes	37,153	40,682	43,463	46,169	31,766
Deferred gains and other liabilities	2,990	2,891	2,925	2,951	4,910
Total liabilities	469,587	465,961	447,257	459,776	564,657
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	269	262	245	245	243
Additional paid-in capital	463,138	461,931	455,373	454,079	452,290
Accumulated Deficit	(37,744)	(22,907)	(7,059)	(1,230)	(50,029)
Shares held in treasury	(1,792)	(1,120)	(1,120)	(1,120)	(1,110)
Accumulated other comprehensive loss, net of tax	8,853	8,055	7,044	7,107	7,446
	432,724	446,221	454,483	459,081	408,840
Noncontrolling interests in subsidiaries	320	320	320	320	319
Total equity	433,044	446,541	454,803	459,401	409,159
Total liabilities and equity	$902,631	$912,502	$902,060	$919,177	$973,816

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
Cash Flows from Continuing Operating Activities:
Net (Loss) Income	$(14,837)	$(15,846)	$(5,829)	$48,801	$6,011
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	14,371	14,198	14,306	14,093	14,798
Deferred financing costs amortization	291	328	255	254	260
Stock-based compensation expense	395	1,243	1,294	1,779	849
Debt discount amortization	1,691	1,614	1,573	1,787	1,892
Allowance for credit losses	(170)	585	122	132	24
(Gain) Loss from equipment sales, retirements or impairments	(2,139)	—	(56)	(22,653)	2,273
Gain on the sale of Windcat Workboats	—	—	—	—	(22,756)
Gain on debt extinguishment, net	—	—	—	(62,749)	—
Gain from return of investment	—	—	(9,442)	—	—
Derivative losses (gains)	34	(4)	(2)	(30)	(355)
Interest on finance lease	25	1	1	—	2
Cash settlement payments on derivative transactions, net	(373)	(403)	(414)	(414)	(919)
Currency (gains) losses	(821)	357	(245)	657	466
Deferred income taxes	(3,529)	(2,781)	(2,706)	14,403	(4,056)
Equity earnings	(5,674)	(4,494)	(4,314)	(2,167)	(4,103)
Dividends received from equity investees	725	817	4,515	—	—
Changes in Operating Assets and Liabilities:
Accounts receivables	3,904	(1,157)	(3,798)	16,047	11,345
Other assets	(164)	1,656	1,561	(1,296)	1,192
Accounts payable and accrued liabilities	6,707	7,915	(1,416)	4,268	(10,296)
Net cash provided by (used in) operating activities	436	4,029	(4,595)	12,912	(3,373)
Cash Flows from Continuing Investing Activities:
Purchases of property and equipment	(20)	(443)	(2,910)	(926)	(2,724)
Proceeds from disposition of property and equipment	5,310	—	—	26,871	3,266
Proceeds from sale of Windcat Workboats, net cash sold	—	—	—	—	38,715
Net investing activities in property and equipment	5,290	(443)	(2,910)	25,945	39,257
Investments in and advances to 50% or less owned companies	—	(2,272)	—	—	(736)
Excess distributions from equity investees	—	—	9,442	—	—
Principal payments on notes due from equity investees	176	(630)	179	2,877	919
Cash received from acquisition of 50% or less owned company	—	172	—	—	—
Net cash provided by (used in) investing activities	5,466	(3,173)	6,711	28,822	39,440
Cash Flows from Continuing Financing Activities:
Payments on long-term debt	(7,348)	(5,981)	(7,054)	(56,787)	(8,302)
Payments on debt extinguishment cost	—	—	—	(755)	—
Payments on finance lease	(9)	(9)	(9)	(12)	—
Proceeds from exercise of stock options	140	—
Issuance of stock	7	—	—	2	8
Excerise of warrants	—	1	—	—	—
'Net cash used in financing activities	(7,210)	(5,989)	(7,063)	(57,552)	(8,294)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	(1)	(1)	—	(4,642)	4,621
Net Change in Cash, Cash Equivalents and Restricted Cash	(1,309)	(5,134)	(4,947)	(20,460)	32,394
Cash Flows from Discontinued Operations
Operating Activities	—	—	—	—	(171)
Investing Activities	—	—	—	—	—
Financing Activities	—	—	—	—	—
Effects of FX Rate Changes on Cash and Cash Equivalents	—	—	—	—	—
Net Decrease in Cash and Cash Equivalents from Discontinued Operations:	—	—	—	—	(171)
Net Change in Cash, Cash Equivalents and Restricted Cash	(1,309)	(5,134)	(4,947)	(20,460)	32,223
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	41,220	46,354	51,301	71,761	39,538
Cash, Restricted Cash and Cash Equivalents, End of Period	$39,911	$41,220	$46,354	$51,301	$71,761

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Joint Ventured	Leased-in	Managed	Total
March 31, 2022
AHTS	4	—	2	—	6
FSV	23	5	1	2	31
Supply	20	15	—	—	35
Specialty	1	—	—	—	1
Liftboats	9	—	—	—	9
	57	20	3	2	82
December 31, 2021
AHTS	4	—	2	—	6
FSV	23	5	1	1	30
Supply	20	15	—	—	35
Specialty (1)	1	—	—	—	1
Liftboats (2)	9	—	—	—	9
	57	20	3	1	81

(1)	One owned vessel classified as a CTV Operations as of December 31, 2020 was reclassified as a specialty vessel as of January 12, 2021.
(2)	In the second quarter of 2021, the Company removed from service four liftboats. Removed from service vessels are not counted in active fleet count.